SUPPLEMENT DATED JUNE 23, 2008

TO PROSPECTUS DATED MAY 1, 2008

Prudential Variable Contract Account GI-2

WITH RESPECT TO

AICPA GROUP VARIABLE UNIVERSAL LIFE

The following replaces the section “Certificate Lapse” on page 6 in the AICPA Group Variable Universal Life prospectus:

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Securities Corporation will notify You of the payment You need to make to prevent your insurance from terminating. Currently, Aon Securities Corporation must receive your payment by the later of 71 days after the Monthly Deduction Date, or 30 days after the date Aon Securities Corporation mailed You the notice. If You do not make the payment, your Certificate will end and have no value. See the Lapse section and the Reinstatement section. If You have an outstanding loan when your Certificate lapses, You may have taxable income as a result. See the Taxes section.

Additionally, the following replaces the first paragraph of the section “LAPSE AND REINSTATEMENT” on page 30 in the AICPA Group Variable Universal Life prospectus:

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Securities Corporation will send You a notice to tell You that your insurance is going to end, how much You must pay to stop it from ending, and when You must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificate will no longer have any value. The grace period is currently 71 days. However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Securities Corporation mailed You the notice. A Certificate that lapses with Certificate Debt may affect the way You are taxed. See the Taxes section.

AICPA101 Ed. 6/2008